UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2024 (May 8, 2024)
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OFG BANCORP
(Exact name of registrant as specified in its charter)
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Commonwealth of Puerto Rico	001-12647	66-0538893
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oriental Center, 15th Floor
254 Munoz Rivera Avenue
San Juan, Puerto Rico		00918
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, par value $1.00 per share	OFG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of OFG Bancorp (the “Company”) held on May 8, 2024 (the “Annual Meeting”), the proposals listed below were submitted to a vote of shareholders as set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting.

Proposal 1 – Election of Directors

The nominees named in the Proxy Statement were elected to serve as directors for a one-year term or until their successors are duly elected and qualified. The voting results with respect to each nominee were as follows:

Directors	For	Withheld	Broker Non-Votes
José R. Fernández	40,888,127	709,939	2,342,333
Jorge Colón Gerena	41,067,200	530,866	2,342,333
Néstor de Jesús	40,339,221	1,258,845	2,342,333
Annette Franqui	40,570,165	1,027,901	2,342,333
Susan Harnett	38,290,227	3,307,839	2,342,333
Angel Vázquez	41,295,917	302,149	2,342,333
Rafael Vélez	41,127,419	470,647	2,342,333

Proposal 2 – Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis by a majority of the votes represented at the meeting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
40,886,692	685,106	26,268	2,342,333

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2024 was approved. The voting results were as follows (there were no broker non-votes):

For	Against	Abstain
43,345,100	534,891	60,408

Item 8.01 Other Events

On May 8, 2024, upon the retirement of Julian S. Inclán as director and Chairperson of the Board, the Board of Directors appointed José R. Fernández, the Company’s CEO, as Chairperson of the Board and Néstor de Jesús as the Lead Independent Director of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OFG BANCORP

Date: May 14, 2024	By:	/s/ Hugh González
Name: Hugh González
Title: General Counsel